United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
August 2, 2017
Fidelity National Financial, Inc.
(Exact name of Registrant as Specified in its Charter)
001-32630
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	16-1725106 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-8100
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant's Certifying Accountant.

The Audit Committee of the Board of Directors of Fidelity National Financial, Inc. (the “Company”) recently engaged in a comprehensive, competitive process to determine the Company's independent registered public accounting firm for the Company's 2017 fiscal year. On August 2, 2017, the Audit Committee approved the engagement of Ernst & Young LLP ("E&Y") as the Company’s independent registered public accounting firm, effective upon completion of E&Y’s client acceptance process, for the year ended December 31, 2017, and dismissed KPMG LLP ("KPMG") from that role. E&Y advised the Company that it completed its client acceptance process on August 4, 2017. During the Company’s two most recent fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through August 2, 2017, neither the Company nor anyone acting on its behalf consulted with E&Y on any matters described in Item 304(a)(2) of Regulation S-K.

KPMG's reports on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2016 and December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through August 2, 2017, there were (i) no "disagreements" as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of this Current Report on Form 8-K. Attached hereto as Exhibit 16.1 is a letter from KPMG addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
16.1	Letter dated August 4, 2017 from KPMG LLP to the Securities and Exchange Commission

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Financial, Inc.
Date:	August 4, 2017	By:	/s/Anthony J. Park
			Name:	Anthony J. Park
			Title:	Chief Financial Officer